UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21884
Oppenheimer Rochester Virginia Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  March 31
Date of reporting period:  03/31/2008

Item 1.   Reports to Stockholders.

March 31, 2008

Oppenheimer RochesterTM State Specific Municipal Funds	Management Commentaries and Annual Report

Oppenheimer RochesterTM North Carolina Municipal Fund

Oppenheimer RochesterTM Virginia Municipal Fund
MANAGEMENT COMMENTARIES
Market Recap and Outlook
Listing of Top Holdings
ANNUAL REPORT
Fund Performance Discussion
Listing of Investments
Financial Statements
“After 25 years in the business of municipal fund management, I still don’t pretend to have seen it all. But, allowing tax-free yields to compound over time has clearly been a winning strategy for shareholders.”
— Ronald H. Fielding, Chief Strategist, Senior Vice President
and Senior Portfolio Manager, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Top Ten Categories

Tobacco—Master Settlement Agreement	14.5%
Hospital/Health Care	13.0
Sales Tax Revenue	10.8
General Obligation	8.8
Electric Utilities	7.3
Adult Living Facilities	5.1
Sewer Utilities	4.7
Single-Family Housing	4.3
Higher Education	4.2
Airlines	4.1
Portfolio holdings are subject to change. Percentages are as of March 31, 2008, and are based on the total market value of investments.

Credit Allocation

AAA	13.6%
AA	7.3
A	10.4
BBB	53.1
BB or lower	15.6
Allocations are subject to change. Percentages are as of March 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 20.97% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
17 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. We are pleased to report that Oppenheimer Rochester North Carolina Municipal Fund distributed high levels of tax-free income to its shareholders during this reporting period, providing higher yields than many fixed-income alternatives on an after-tax basis. Based on the distribution for the 28-day accrual period ended March 25, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 5.28% at net asset value. Lipper Inc.—an independent mutual fund rating service—reported an average distribution yield of 3.78% among the 31 funds in its North Carolina Municipal Debt Funds category on March 31, 2008.1
     Oppenheimer Rochester North Carolina Municipal Fund distributed dividends of 63.7 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend distribution for Class A shares of Oppenheimer Rochester North Carolina Municipal Fund increased to 5.3 cents in May 2007 and to 5.4 cents in February 2008. Distributions for other share classes were adjusted accordingly. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had more than 190 holdings and an overall credit quality of BBB-plus. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, the Fund had no credit defaults this reporting period. We remain confident in the long-term structural advantages of the Fund’s investments, nearly 85% of which are investment grade.
     As the charts on pages 22 to 24 show, Fund performance weakened this reporting period as investors grew increasingly concerned about risk and as credit spreads widened. Credit spread widening is typically more detrimental to the types of securities we favor than to our Fund’s benchmark.
     In both nominal and real terms, North Carolina had less fourth-quarter tax revenue growth than the average state. In nominal terms, fourth-quarter personal income tax collections were up 5.4% in 2007 versus 2006 and sales tax collections also rose slightly, but the state experienced a sharp decline in year-over-year fourth-quarter corporate income tax. As a result, North Carolina’s fourth-quarter tax revenues fell by about one-half of 1 percent, compared to an aggregate growth rate of 2.3% (based on available state data). After adjustments for inflation and for legislated changes to the state’s tax code, North Carolina’s fourth-quarter tax revenues fell by 6.7%, more than 3 percentage points more than the average state.
     At the end of this reporting period, the state’s general obligation bonds were rated AAA by Standard & Poor’s and Fitch Ratings and Aaa by Moody’s Investors Service, all with stable outlooks. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by North Carolina will continue to represent solid credits for investors seeking high levels of tax-free income.

1.  Lipper Inc. Lipper calculations are annualized based on March 31, 2008, results and do not include sales charges—which, if included, would reduce results.
18 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND
     We are pleased to report that shareholders continued to benefit from the Fund’s investments in bonds issued by the Commonwealth of Puerto Rico and its agencies. During this reporting period, for example, the Public Building Authority announced a pre-refunding of bonds the Fund had acquired in 2006.2 These BBB-rated bonds—purchased at a slight discount in the summer of 2006 after credit rating agencies downgraded Puerto Rican debt—experienced dramatic price increases and received a AAA rating once the pre-refunding was announced. The Fund sold these holdings at a gain. As is our practice, the Fund seeks to minimize the tax consequences, if any, from these types of transactions. Also during this reporting period, the Fund acquired bonds issued to support infrastructure improvements at the MEPSI Medical Center in Bayamon, Puerto Rico. These holdings, which feature coupons of 5.60% to 6.50%, constitute nearly 5% of the Fund’s invested assets and helped the Fund deliver high levels of tax-free income this reporting period.
     The Fund continues to monitor Puerto Rico’s economic and credit-related news closely. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period, although some rate reductions occurred. We take pride in the successes of our in-house credit research team, which continues to identify yield-enhancing issues in Puerto Rico, despite ongoing economic difficulties and political scandals there. As of March 31, 2008, bonds issued by the commonwealth and its agencies represented about 53% of the Fund’s total market value.
     Most of the airline bonds held by the Fund were issued by the Puerto Rico Port Authority to finance American Airlines facilities. Late in this reporting period, American and other U.S. carriers began inspecting the wiring systems of MD-80 aircraft, which led to thousands of cancelled flights. With fuel costs still relatively high, airlines adjusted their fleets and schedules to reduce costs. American’s parent company reported a second consecutive annual profit in January 2008, despite a net loss in the fourth quarter. The company said its success came from a stronger balance sheet and the additional investments it made in 2007 to improve its products and services. In all, airlines constituted about 4% of the Fund’s market value on March 31, 2008, three-quarters of which represent bonds financing American Airline facilities.
     During this reporting period, a shortage of bidders led municipal securities auctions to fail, pushing the short-term rates on some bonds into the double digits and creating an unusual opportunity for the Fund. Based on our expertise in credit research, we were able to identify bonds that we believe had a superior credit structure and would reset at a high, fixed rate if an auction failed. The Fund’s auction purchases, which included bonds with high, short-term rates, demonstrate how we apply our credit expertise to identify some very good opportunities in a market that other investors found punishing.

2.   A pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new issue are escrowed in U.S. Government bonds and, because credit or call uncertainty has been eliminated, the original bond’s price generally rises significantly.
19 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND
     Credit spread widening this reporting period caused price declines in many credit-sensitive sectors, including tobacco, housing and airlines. Credit spreads are said to be widening when the prices for BBB-rated, lower-rated and unrated securities fall more or rise less than the prices of securities with higher ratings.
     For example, in this reporting period, the Fund remained invested in bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA). These so-called tobacco bonds are backed by state and/or U.S. territory proceeds from a national litigation settlement with tobacco manufacturers. Early in this reporting period, the Fund benefited as credit fundamentals remained strong, credit spreads continued to tighten, and a large pre-refunding by the New Jersey Tobacco Settlement Finance Corporation elevated bond prices.
     Fitch upgraded the senior MSA bonds it rates to BBB-plus this reporting period. For most of the period, however, the sector experienced pricing pressure. The causes, we believe, included a general widening of credit spreads, to which tobacco bonds are normally sensitive, and an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority. In other words, the price declines occurred for non-fundamental reasons and not because anything changed regarding the MSA or the sector.
     MSA-backed bonds—like other Fund investments—may be vulnerable to economic and/or legislative events that affect issuers in the municipal securities market. Annual payments by MSA-participating manufacturers hinge on many factors, including domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, actual consumption trends have largely been in line with the assumptions that were used to structure MSA-backed bonds; shareholders should note that future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
     We continue to believe that the risks of industry litigation have been largely overstated. News stories occasionally imply that tobacco-related court decisions may harm bondholders, but in our experience that has not been the case. Interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. The Fund’s current weighting in MSA-backed bonds reflects our belief that these bonds offer an exceptional opportunity for shareholders, despite recent price volatility. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities. At the end of this reporting period, tobacco bonds accounted for 14.5% of the Fund.
     During this reporting period, the Fund purchased general obligation bonds issued by the NC Capital Facilities Finance Agency to support initiatives at Meredith College. These bonds, which constituted about 4% of the Fund’s market value as of March 31, 2008, helped the Fund deliver high levels of tax-free income this reporting period.
     Many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period, based on their exposure to sub-prime mortgages. About 1.5% of the Fund’s assets were insured by ACA Financial Guaranty Corporation as of March 31, 2008; in December 2007, after the insurer lost its investment-grade status, these assets were re-evaluated by our in-house credit research team and each holding was assigned an internal rating. Investors should note that the underlying borrowers for ACA-insured
20 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND
bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. They generally provide higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, often with greater price volatility. The Fund also invested in percentage of LIBOR notes (PLNs), a type of credit structure that experienced price declines late in this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. Most often, the PLN structure serves to help the Fund deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in bonds with this structure.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2008. Performance is measured from the inception date of all Classes on October 10, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
21 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 3/31/08
1-Year –15.89% Since Inception (10/10/06) –8.98%
22 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 3/31/08
1-Year -16.64% Since Inception (10/10/06) -9.09%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 25 for further information.
23 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 3/31/08
1-Year -16.58% Since Inception (10/10/06) -9.11%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 25 for further information.
24 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester North Carolina Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/10/06. The cumulative total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 10/10/06. The cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 10/10/06. The cumulative total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C             shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
25 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TOP HOLDINGS AND ALLOCATIONS
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Top Ten Categories

Multifamily Housing	17.2%
Special Assessment	12.6
Tobacco—Master Settlement Agreement	10.9
Electric Utilities	8.4
Hospital/Health Care	7.3
Commercial Services & Supplies	6.1
Single-Family Housing	5.7
Adult Living Facilities	5.2
Sales Tax Revenue	3.7
Paper, Containers & Packaging	3.3
Portfolio holdings are subject to change. Percentages are as of March 31, 2008, and are based on the total market value of investments.

Credit Allocation

AAA	12.2%
AA	20.2
A	18.8
BBB	31.1
BB or lower	17.7
Allocations are subject to change. Percentages are as of March 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 35.2% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
26 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. We are pleased to report that Oppenheimer Rochester Virginia Municipal Fund distributed high levels of tax-free income to its shareholders during this reporting period, providing higher yields than many fixed-income alternatives on an after-tax basis. Based on the distribution for the 28-day accrual period ended March 25, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 5.89% at net asset value. Lipper Inc.—an independent mutual fund rating service—reported an average distribution yield of 3.88% among the 37 funds in its Virginia Municipal Debt Funds category on March 31, 2008.1
     Oppenheimer Rochester Virginia Municipal Fund distributed dividends of 59 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend distribution for Class A shares of Oppenheimer Rochester Virginia Municipal Fund increased to 4.9 cents in May 2007 and to 5.0 cents in January 2008. Distributions for other share classes were adjusted accordingly. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had more than 150 holdings and an overall credit quality of A-minus. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, the Fund had no credit defaults this reporting period. We remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 32 to 34 show, Fund performance weakened this reporting period as investors grew increasingly concerned about risk and as credit spreads widened. Credit spread widening is typically more detrimental to the types of securities we favor than to our Fund’s benchmark.
     Tax collection data suggests that Virginia is either doing a little better or a little worse than the average state, depending on the data set examined. In nominal terms, fourth-quarter personal income tax collections were up 4.2% in 2007 versus 2006 and sales tax collections also rose, but the state experienced a sharp decline in year-over-year fourth-quarter corporate income tax. As a result, Virginia’s fourth-quarter tax revenues grew by 2 percent, just short of the fourth quarter’s aggregate growth rate of 2.3% (based on available state data). However, after adjustments for inflation and for legislated changes to the state’s tax code, Virginia’s fourth-quarter tax revenues fell by 3.7%, less than the average state’s decline of 4.3%
     Late in this reporting period, the Legislature approved a 2-year, $77 billion budget, but remained divided about whether the budget’s income assumption—that personal income taxes would grow 6 percent over the current year’s projection—was reasonable. If taxes grow at a slower rate than assumed, the state would face an even larger budget deficit than the $2 billion shortfall projected through 2010.

1.  Lipper Inc. Lipper calculations are annualized based on March 31, 2008, results and do not include sales charges—which, if included, would reduce results.
27 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
     At the end of this reporting period, the state’s general obligation bonds were rated AAA by Standard & Poor’s and Fitch Ratings and Aaa by Moody’s Investors Service, all with stable outlooks. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by Virginia will continue to represent solid credits for investors seeking high levels of tax-free income.
     We are pleased to report that shareholders continued to benefit from the Fund’s investments in bonds issued by the Commonwealth of Puerto Rico and its agencies. During this reporting period, for example, the Public Building Authority announced a pre-refunding of bonds the Fund had acquired in 2006.2 These BBB-rated bonds—purchased at a slight discount in the summer of 2006 after credit rating agencies downgraded Puerto Rican debt—experienced dramatic price increases and received a AAA rating once the pre-refunding was announced. The Fund sold these holdings at a gain. As is our practice, the Fund seeks to minimize the tax consequences, if any, from these types of transactions.
     The Fund continues to monitor Puerto Rico’s economic and credit-related news closely. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period, although some rate reductions occurred. We take pride in the successes of our in-house credit research team, which continues to identify yield-enhancing issues in Puerto Rico, despite ongoing economic difficulties and political scandals there. As of March 31, 2008, bonds issued by the commonwealth and its agencies represented approximately 23% of the Fund’s total market value.
     During this reporting period, a shortage of bidders led municipal securities auctions to fail, pushing the short-term rates on some bonds into the double digits and creating an unusual opportunity for the Fund. Based on our expertise in credit research, we were able to identify bonds that we believe had a superior credit structure and would reset at a high, fixed rate if an auction failed. The Fund’s auction purchases, which included bonds with high, short-term rates, demonstrate how we apply our credit expertise to identify some very good opportunities in a market that other investors found punishing.
     Credit spread widening this reporting period caused price declines in many credit-sensitive sectors, including multifamily and single-family housing, Special Assessments and tobacco. Credit spreads are said to be widening when the prices for BBB-rated, lower-rated and unrated securities fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund included securities in the multifamily and single-family housing sectors, which constituted 17.2% and 5.7% of the portfolio’s market value, respectively, as of March 31, 2008. The Fund’s single-family housing bonds are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. We believe our multifamily housing bonds represent a good value, because the

2.   A pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new issue are escrowed in U.S. Government bonds and, because credit or call uncertainty has been eliminated, the original bond’s price generally rises significantly.
28 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period. As of March 31, 2008, more than 80% of the portfolio was investment grade. Most of the remaining securities are secured with mortgages on real property; these holdings often have sinking fund provisions, which serve to reduce the principal on an outstanding loan annually.
     In this reporting period, the Fund continued to favor bonds issued to finance the infrastructure of new real estate development projects. The credit structure of these Special Assessment bonds (known as “dirt bonds”) are advantageous, we believe, because the payments that secure the bonds are on parity with real estate taxes. Additionally, the responsibility for servicing the debt passes to all subsequent property owners as the land is developed and subdivided. Thus, as the number of owners increases, the risk bondholders face decreases. Special Assessment bonds constituted 12.6% of the portfolio’s market value as of March 31, 2008. During this period, the Fund increased its holdings in high-yielding Special Assessment bonds issued by the Virginia Community Development Authority to finance the infrastructure development of The Farms in New Kent. These bonds have helped the Fund deliver high levels of tax-free income this reporting period.
     The Fund also remained invested in bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA) this reporting period. These so-called tobacco bonds are backed by state and/or U.S. territory proceeds from a national litigation settlement with tobacco manufacturers. Early in this reporting period, the Fund benefited as credit fundamentals remained strong, credit spreads continued to tighten, and a large pre-refunding by the New Jersey Tobacco Settlement Finance Corporation elevated bond prices.
     Fitch Ratings upgraded the senior MSA bonds it rates to BBB-plus this reporting period. For most of the period, however, the sector experienced pricing pressure. The causes, we believe, included a general widening of credit spreads, to which tobacco bonds are normally sensitive, and an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority and a $1.1 million bond series offered by Virginia Tobacco Settlement Financing Corporation. In other words, the price declines occurred for non-fundamental reasons and not because anything changed regarding the MSA or the sector.
     MSA-backed bonds—like other Fund investments—may be vulnerable to economic and/or legislative events that affect issuers in the municipal securities market. Annual payments by MSA-participating manufacturers hinge on many factors, including domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, actual consumption trends have largely been in line with the assumptions that were used to structure MSA-backed bonds; shareholders should note that future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
29 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
     We continue to believe that the risks of industry litigation have been largely overstated. News stories occasionally imply that tobacco-related court decisions may harm bondholders, but in our experience that has not been the case. Interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities. At the end of this reporting period, tobacco bonds accounted for about 11% of the Fund.
     Many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period, based on their exposure to sub-prime mortgages. About 1.5% of the Fund’s assets were insured by ACA Financial Guaranty Corporation as of March 31, 2008; in December 2007, after the insurer lost its investment-grade status, these assets were re-evaluated by our in-house credit research team and each holding was assigned an internal rating. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. They generally provide higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, often with greater price volatility. The Fund also invested in percentage of LIBOR notes (PLNs), a type of credit structure that experienced price declines late in this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. Most often, the PLN structure serves to help the Fund deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in bonds with this structure.
     We continue to monitor developments related to the Olde Hampton Hotel, which suffered cash flow declines after it lost its Radisson charter. In the last reporting period, the City of Hampton took out a line of credit to cover the hotel’s debt service shortfalls and solicited bids on the property. After months of negotiations, a $12.3 million contract for the property fell through in May 2007. More recently, Mumford Hospitality offered $7.85 million and it appears that the City of Hampton will likely accept the offer, which includes the assumption of debt as well as a cash payment. The sale is subject to bondholders’ approval. As of March 31, 2008, the Fund held a controlling position in the outstanding
30 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
senior bonds as well as the first lien on the property. All principal and interest payments have been made on this distressed credit, and we remain confident that this holding will continue to produce attractive levels of tax-free income for Fund shareholders.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2008. Performance is measured from the inception date of all Classes on July 18, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
31 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 3/31/08
1-Year -22.70% Since Inception (7/18/06) -10.15%
32 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 3/31/08
1-Year -23.34% Since Inception (7/18/06) -10.35%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 35 for further information.
33 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 3/31/08
1-Year -20.27% Since Inception (7/18/06) -8.42%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 35 for further information.
34 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester Virginia Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 7/18/06. The cumulative total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 7/18/06. The cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 7/18/06. The cumulative total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
35 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
36 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	October 1, 2007	March 31, 2008	March 31, 2008

Actual
Class A	$1,000.00	$901.20	$6.10
Class B	1,000.00	897.70	9.68
Class C	1,000.00	897.70	9.68

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.60	6.48
Class B	1,000.00	1,014.85	10.28
Class C	1,000.00	1,014.85	10.28
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.28%
Class B	2.03
Class C	2.03
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
37 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND EXPENSES Continued
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	October 1, 2007	March 31, 2008	March 31, 2008

Actual
Class A	$1,000.00	$861.50	$7.90
Class B	1,000.00	858.80	11.41
Class C	1,000.00	858.60	11.41

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,016.55	8.56
Class B	1,000.00	1,012.80	12.35
Class C	1,000.00	1,012.80	12.35
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.69%
Class B	2.44
Class C	2.44
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
38 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—123.3%
North Carolina—44.3%
$1,400,000	Albermarle, NC Hospital Authority	5.250%	10/01/2038	$1,230,894
50,000	Asheville, NC COP[1]	5.125	06/01/2018	50,550
110,000	Asheville, NC Hsg. Authority (Woodridge Apartments)[1]	5.750	11/20/2029	110,198
10,000	Asheville, NC Hsg. Authority (Woodridge Apartments)	5.800	11/20/2039	9,792
10,000	Buncombe County, NC Center for Mental Retardation (Blue Ridge Area Foundation)[1]	7.750	11/01/2017	9,791
535,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	5.600	07/01/2027	438,106
325,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750	02/01/2028	328,097
1,000,000	Charlotte, NC Douglas International Airport, Series B1	6.000	07/01/2017	1,025,320
40,000	Charlotte, NC Douglas International Airport, Series B1	6.000	07/01/2028	40,465
15,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (CHS/CMC/CIR/MHSP Obligated Group)	5.000	01/15/2031	16,049
65,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (CHS/CMC/CIR/MHSP Obligated Group)	5.000	01/15/2031	62,766
285,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.800	12/01/2016	286,388
35,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.850	12/01/2020	33,680
35,000	Cumberland County, NC Finance Corp. (Detention Center & Mental Health)[1]	5.250	06/01/2024	35,622
25,000	Dare County, NC COP[1]	5.000	05/01/2019	25,023
500,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700	06/01/2033	500,670
1,000,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)	5.125	03/20/2049	890,110
1,385,000	Gaston, NC IF&PCFA (National Gypsum)[1]	5.750	08/01/2035	1,152,403
110,000	Halifax County, NC IF&PCFA (Champion International Corp.)[1]	5.450	11/01/2033	90,896
70,000	Halifax County, NC IF&PCFA (International Paper Company)[1]	5.900	09/01/2025	64,364
2,400,000	Haywood County, NC IF&PCFA (International Paper Company)	4.450	03/01/2024	1,969,272
15,000	Madison, NC Center For Mental Retardation (Blue Ridge Area Foundation)	7.750	11/01/2017	15,015
60,000	Mecklenburg County, NC IF&PCFA (Fluor Corp.)[1]	5.250	12/01/2009	60,117
15,000	NC Appalachian State University (Utility System)[1]	5.000	05/15/2024	15,359
5,000	NC Capital Facilities Finance Agency (Duke University)[1]	5.125	10/01/2026	5,057
5,000	NC Capital Facilities Finance Agency (Duke University)	5.125	10/01/2041	5,010
39 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$1,000,000	NC Capital Facilities Finance Agency (Meredith College)[2]	6.000%	06/01/2031	$993,100
1,500,000	NC Capital Facilities Finance Agency (Meredith College)[2]	6.125	06/01/2035	1,500,975
75,000	NC Centennial Authority Hotel Tax (Arena)[1]	5.125	09/01/2019	76,548
10,000	NC Eastern Municipal Power Agency	5.125	01/01/2012	10,017
50,000	NC Eastern Municipal Power Agency	5.125	01/01/2026	46,945
45,000	NC Eastern Municipal Power Agency	5.750	01/01/2026	45,080
25,000	NC Eastern Municipal Power Agency	6.500	01/01/2018	27,711
195,000	NC Eastern Municipal Power Agency, Series A1	5.750	01/01/2026	195,347
350,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2017	350,263
240,000	NC Eastern Municipal Power Agency, Series B	5.500	01/01/2021	239,978
655,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	655,216
575,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	575,926
5,000	NC Educational Facilities Finance Agency (Davidson College)[1]	5.100	12/01/2012	5,010
60,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2018	60,657
35,000	NC Fayetteville State University[1]	8.200	10/01/2009	35,161
15,000	NC HFA[1]	5.450	01/01/2011	15,387
90,000	NC HFA	5.625	07/01/2030	90,576
265,000	NC HFA	5.750	03/01/2017	273,069
30,000	NC HFA[1]	6.000	01/01/2016	30,393
230,000	NC HFA	6.000	07/01/2016	232,594
400,000	NC HFA (Home Ownership)	4.800	01/01/2039	348,544
500,000	NC HFA (Home Ownership)	4.850	07/01/2038	434,115
15,000	NC HFA (Home Ownership)[1]	4.950	01/01/2032	13,708
25,000	NC HFA (Home Ownership)[1]	5.000	07/01/2015	25,244
20,000	NC HFA (Home Ownership)[1]	5.100	07/01/2017	20,728
60,000	NC HFA (Home Ownership)[1]	5.150	01/01/2019	60,100
10,000	NC HFA (Home Ownership)[1]	5.200	01/01/2020	10,022
85,000	NC HFA (Home Ownership)[1]	5.200	07/01/2026	83,228
15,000	NC HFA (Home Ownership)[1]	5.250	07/01/2011	15,282
15,000	NC HFA (Home Ownership)[1]	5.250	07/01/2020	15,364
235,000	NC HFA (Home Ownership)[1]	5.250	01/01/2022	235,188
115,000	NC HFA (Home Ownership)[1]	5.250	07/01/2026	113,266
25,000	NC HFA (Home Ownership)[1]	5.250	07/01/2034	25,725
25,000	NC HFA (Home Ownership)[1]	5.375	01/01/2023	25,056
5,000	NC HFA (Home Ownership)[1]	5.375	01/01/2029	4,827
20,000	NC HFA (Home Ownership)[1]	5.400	07/01/2032	19,240
45,000	NC HFA (Home Ownership)[1]	5.950	01/01/2027	45,516
40 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$10,000	NC HFA (Multifamily Mtg.)[1]	5.350%	09/01/2014	$10,012
25,000	NC HFA (Multifamily Mtg.)[1]	5.450	09/01/2024	25,008
10,000	NC HFA (Multifamily Mtg.)[1]	6.700	01/01/2027	10,010
20,000	NC HFA (Multifamily)[1]	5.950	07/01/2021	20,260
5,000	NC HFA (Single Family)[1]	5.200	03/01/2010	5,045
20,000	NC HFA (Single Family)[1]	5.350	09/01/2028	20,780
10,000	NC HFA (Single Family)[1]	5.375	09/01/2014	10,357
5,000	NC HFA (Single Family)[1]	5.600	09/01/2019	5,173
15,000	NC HFA (Single Family)[1]	5.700	09/01/2026	15,495
40,000	NC HFA (Single Family)[1]	5.850	09/01/2028	41,208
30,000	NC HFA (Single Family)[1]	5.950	09/01/2017	30,793
20,000	NC HFA (Single Family)[1]	6.125	03/01/2018	21,097
10,000	NC HFA (Single Family)[1]	6.150	03/01/2017	10,335
40,000	NC HFA (Single Family)[1]	6.200	03/01/2018	41,134
20,000	NC HFA (Single Family)[1]	6.250	03/01/2017	20,609
160,000	NC HFA (Single Family)[1]	6.250	09/01/2027	165,554
10,000	NC HFA (Single Family)[1]	6.450	09/01/2027	10,104
280,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800	10/01/2034	269,564
30,000	NC Medical Care Commission (Baptist Retirement)	6.300	10/01/2021	30,189
25,000	NC Medical Care Commission (Carolina Medicorp)	5.250	05/01/2009	25,052
20,000	NC Medical Care Commission (Carolina Medicorp)[1]	5.250	05/01/2026	20,017
95,000	NC Medical Care Commission (Catholic Health East)[1]	5.000	11/15/2018	96,545
50,000	NC Medical Care Commission (Catholic Health East)[1]	5.000	11/15/2028	49,806
15,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	14,357
40,000	NC Medical Care Commission (First Health of the Carolinas)[1]	5.000	10/01/2028	39,097
25,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	22,980
270,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	245,749
10,000	NC Medical Care Commission (Grace Healthcare System)[1]	5.250	10/01/2016	10,019
200,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2018	182,754
55,000	NC Medical Care Commission (Halifax Regional Medical Center)	5.000	08/15/2024	47,079
180,000	NC Medical Care Commission (Moravian Home)[1]	5.100	10/01/2030	154,998
10,000	NC Medical Care Commission (Novant Health)[1]	5.000	10/01/2018	10,153
41 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$25,000	NC Medical Care Commission (Novant Health)[1]	5.000%	10/01/2024	$25,158
40,000	NC Medical Care Commission (Novant Health)	5.000	10/01/2028	40,046
50,000	NC Medical Care Commission (Novant Health)[1]	5.125	05/01/2016	50,080
45,000	NC Medical Care Commission (Novant Health)[1]	5.250	05/01/2021	45,057
235,000	NC Medical Care Commission (Novant Health)[1]	5.250	05/01/2026	235,214
1,000,000	NC Medical Care Commission (Pennybyrn at Maryfield)[1]	6.125	10/01/2035	916,520
60,000	NC Medical Care Commission (Rex Healthcare)[1]	5.000	06/01/2023	60,449
15,000	NC Medical Care Commission (Scotland Health Memorial Hospital)	5.375	10/01/2011	15,018
25,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)	6.250	06/01/2029	25,660
750,000	NC Medical Care Commission (Southminster)[1]	5.750	10/01/2037	717,240
145,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	145,145
25,000	NC Medical Care Commission (St. Josephs)[1]	5.125	10/01/2028	25,669
10,000	NC Medical Care Commission (St. Josephs)[1]	5.125	10/01/2028	10,011
25,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	25,748
10,000	NC Medical Care Commission (STHS/STMH/STM/HCC)	6.375	10/01/2029	10,241
20,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2014	20,240
60,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2019	60,483
45,000	NC Medical Care Commission (Village at Brookwood)[1]	6.375	01/01/2022	42,975
70,000	NC Medical Care Commission (Wake County Hospital System)	5.250	10/01/2017	71,530
865,000	NC Medical Care Commission (Wake County Hospital System)[1]	5.375	10/01/2026	872,967
50,000	NC Medical Care Commission (Wayne Memorial Hospital/Wayne Health Corp.)[1]	5.000	10/01/2021	50,728
135,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	5.375	01/01/2020	127,510
35,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	6.250	01/01/2027	34,900
10,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2013	10,023
130,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2024	130,170
500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)	6.000	04/01/2038	475,065
5,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)[1]	6.000	10/01/2033	4,759
40,000	NC Medical Care Commission Retirement Facilities (Givens Estates)[1]	4.375	07/01/2009	39,888
42 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

North Carolina Continued
$25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)	5.100%		09/01/2013	$24,904
5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500		10/01/2035	4,477
1,850,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[1]	5.250		01/01/2032	1,501,442
20,000	NC Municipal Power Agency[1]	5.000		01/01/2020	20,305
105,000	NC Municipal Power Agency[1]	5.125		01/01/2015	106,232
50,000	NC Municipal Power Agency	5.125		01/01/2017	51,086
85,000	Northampton County, NC IF&PCFA (Champion International Corp.)[1]	6.450		11/01/2029	82,729
500,000	Northern Hospital District of Surry County, NC Health Care Facilities[2]	6.250		10/01/2038	499,325
100,000	Raleigh Durham, NC Airport Authority[1]	5.000		05/01/2037	88,945
40,000	Raleigh, NC GO1	5.500		06/01/2009	40,502

					23,815,894

U.S. Possessions—79.0%
100,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2023	100,481
30,000	Guam GO1	5.375		11/15/2013	29,869
40,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	40,244
40,000	Guam Power Authority, Series A	5.250		10/01/2013	40,013
75,000	Guam Power Authority, Series A	5.250		10/01/2023	68,351
60,000	Guam Power Authority, Series A	5.250		10/01/2023	59,996
250,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.250		06/01/2032	235,005
67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[3]	06/01/2057	1,690,309
2,400,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	2,005,968
265,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2019	267,393
3,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	3,066,480
1,210,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	1,154,630
2,250,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	2,171,925
3,270,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	3,165,327
20,870,000	Puerto Rico Children’s Trust Fund (TASC)	6.460	[3]	05/15/2050	1,043,500
100,000	Puerto Rico Commonwealth GO1	0.000	[4]	07/01/2028	98,971
100,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	95,385
70,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	66,048
485,000	Puerto Rico Commonwealth GO1	5.250		07/01/2024	478,186
395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	380,906
15,000	Puerto Rico Electric Power Authority, Series DD	5.000		07/01/2028	15,347
43 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$2,500,000	Puerto Rico Electric Power Authority, Series TT	5.000%		07/01/2037	$2,329,300
4,000,000	Puerto Rico Electric Power Authority, Series UU2,5	3.868	[6]	07/01/2031	2,800,006
10,000	Puerto Rico HFC[1]	5.100		12/01/2018	10,039
55,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.100		12/01/2031	52,173
445,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	437,831
25,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	24,549
3,200,000	Puerto Rico Highway & Transportation Authority, Series N5	3.698	[6]	07/01/2045	2,239,996
335,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	293,282
35,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	36,692
50,000	Puerto Rico Industrial Devel. Company, Series B1	5.375		07/01/2016	51,098
1,400,000	Puerto Rico Infrastructure	5.000		07/01/2046	1,269,646
20,000	Puerto Rico Infrastructure	5.500		10/01/2040	20,757
260,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	259,511
725,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	704,323
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	2,032,995
1,650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,383,872
35,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	34,686
80,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	72,984
45,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	5.500		07/01/2026	45,385
615,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	515,056
1,315,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	1,125,048
85,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	85,331
35,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	35,182
30,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	28,587
5,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	4,766
10,000	Puerto Rico Public Finance Corp., Series A1	5.750		08/01/2027	10,464
6,500,000	Puerto Rico Sales Tax Financing Corp., Series A	4.221	[6]	08/01/2057	4,615,000
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	1,864,200
200,000	University of Puerto Rico[1]	5.000		06/01/2025	191,754
250,000	University of Puerto Rico[1]	5.000		06/01/2026	238,498
300,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	279,081
370,000	University of V.I., Series A	6.000		12/01/2024	372,427
30,000	University of V.I., Series A	6.250		12/01/2029	30,324
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	46,662
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)	4.700		07/01/2022	1,703,597
44 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$240,000	V.I. Public Finance Authority (Hovensa Refinery) [1]	6.125%	07/01/2022	$239,184
200,000	V.I. Public Finance Authority (Hovensa)[1]	5.875	07/01/2022	195,084
300,000	V.I. Public Finance Authority, Series A1	5.625	10/01/2025	301,419
175,000	V.I. Public Finance Authority, Series A1	5.625	10/01/2025	175,828
50,000	V.I. Public Finance Authority, Series E1	6.000	10/01/2022	50,132

				42,481,083

Total Investments, at Value (Cost $72,884,919)—123.3%				66,296,977

Liabilities in Excess of Other Assets—(23.3)				(12,527,226)

Net Assets—100.0%				$53,769,751

Footnotes to Statement of Investments
1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.
To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens	ITEMECF	Industrial, Tourist, Educational, Medical
CHS	Catholic Health Service		and Environmental Community Facilities
CIR	Charlotte Institute of Rehabilitation
CMC	Carolinas Medical Center	MHSP	Mercy Hospital South Pineville
COP	Certificates of Participation	ROLs	Residual Option Longs
GO	General Obligation	STHS	Stanly Health Services
HCC	Home Care of the Carolinas	STM	Stanly Manor
HFA	Housing Finance Agency	STMH	Stanly Memorial Hospital
HFC	Housing Finance Corp.	STTLC	Stanly Total Living Center
IF&PCFA	Industrial Facilities & Pollution Control	TASC	Tobacco Settlement Asset-Backed Bonds
Financing Authority
IMEPCF	Industrial, Medical and Environmental	V.I.	United States Virgin Islands
Pollution Control Facilities
See accompanying Notes to Financial Statements.
45 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—148.2%
Virginia—112.1%
$25,000	Alexandria, VA IDA (Alexandria Hospital)[1]	5.500%	07/01/2014	$25,055
10,000	Alexandria, VA IDA Educational Facilities (Episcopal High School)[1]	5.250	01/01/2010	10,020
265,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	264,004
810,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	810,972
60,000	Alexandria, VA Redevel. & Hsg. Authority (CRS Alexandria Hsg. Corp.)[1]	6.125	10/01/2029	60,979
180,000	Alexandria, VA Redevel. & Hsg. Authority (Essex House)[1]	5.550	07/01/2028	179,332
50,000	Arlington County, VA IDA (Ogden Martin Systems of Union)[1]	5.375	01/01/2013	50,809
5,000	Broadway, VA IDA (Bridgewater College)[1]	5.375	04/01/2033	5,016
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	226,980
25,000	Chesapeake, VA Airport Authority[1]	5.300	08/01/2019	25,210
30,000	Chesapeake, VA GO1	5.000	05/01/2014	30,657
10,000	Chesapeake, VA IDA (Chesapeake Court House)[1]	5.250	06/01/2017	10,219
500,000	Chesterfield County, VA EDA (VA Electric & Power Company)[1]	5.600	11/01/2031	466,325
25,000	Danville, VA IDA (Collegiate Hsg. Foundation)[1]	6.500	06/01/2014	25,865
70,000	Danville, VA IDA Educational Facilities (Averett University)[1]	6.000	03/15/2016	71,544
130,000	Dulles, VA Town Center CDA (Dulles Town Center)[1]	6.250	03/01/2026	127,321
20,000	Fairfax County, VA IDA (Inova Health Systems)[1]	5.000	08/15/2025	19,702
30,000	Fairfax County, VA Redevel. & Hsg. Authority (Grand View Apartments)[1]	5.450	08/01/2025	30,036
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875	08/01/2027	25,035
135,000	Fairfax County, VA Redevel. & Hsg. Authority (Paul Spring Retirement Center)[1]	6.000	12/15/2028	139,236
1,220,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.450	03/01/2036	879,266
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.800	03/01/2036	944,075
60,000	Galax, VA IDA Hospital Facilities (Twin County Regional Healthcare)[1]	5.750	09/01/2020	60,197
10,000	Hampton Roads, VA Regional Jail Authority[1]	5.000	07/01/2028	9,974
46 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$500,000	Hampton, VA Redevel. and Hsg. Authority (Olde Hampton)	6.500%	07/01/2016	$466,405
170,000	Henrico County, VA IDA (Browning-Ferris Industries)[1]	5.875	03/01/2017	159,139
50,000	Henrico County, VA IDA (Collegiate School)[1]	5.100	10/15/2029	49,228
25,000	Henrico County, VA IDA (Governmental)	5.500	06/01/2014	25,124
75,000	Henrico County, VA IDA (Governmental)[1]	5.600	06/01/2016	75,384
100,000	Henrico County, VA IDA (Governmental)[1]	5.600	06/01/2017	100,512
50,000	Hopewell, VA GO1	5.000	07/15/2009	50,103
600,000	Isle Wight County, VA IDA Environmental Improvement (International Paper Company)[1]	6.600	05/01/2024	605,814
125,000	James City County, VA IDA (Anheuser-Busch Companies)[1]	6.000	04/01/2032	125,190
10,000	Lancaster County, VA IDA (Rappahannock Westminster Canterbury)[1]	6.000	04/01/2032	9,087
500,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050	03/01/2027	438,210
35,000	Loudoun County, VA IDA (Dulles Airport Marriott Hotel)[1]	7.125	09/01/2015	35,133
65,000	Louisa, VA IDA Pollution Control (Virginia Electric & Power Company)[1]	5.250	12/01/2008	65,482
35,000	Louisa, VA IDA Pollution Control (Virginia Electric & Power Company)[1]	5.450	01/01/2024	35,045
535,000	Louisa, VA IDA Pollution Control (Virginia Electric & Power Company)[1]	5.450	01/01/2024	540,778
10,000	Lynchburg, VA IDA (Lynchburg College)[1]	5.250	09/01/2028	9,481
15,000	Lynchburg, VA IDA (The Summit)[1]	6.125	01/01/2021	14,809
10,000	Manassas, VA GO1	6.000	05/01/2014	10,227
50,000	Manassas, VA IDA (Prince William Hospital)[1]	5.125	04/01/2023	49,871
100,000	New Port, VA CDA[1]	5.600	09/01/2036	77,186
35,000	Norfolk, VA Airport Authority (Air Cargo)[1]	6.250	01/01/2030	34,056
300,000	Norfolk, VA EDA, Series A1	6.000	11/01/2036	262,290
10,000	Norfolk, VA GO1	5.750	06/01/2017	10,023
790,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[1]	6.125	01/01/2035	746,834
35,000	Norfolk, VA Water[1]	5.125	11/01/2028	35,196
55,000	Norfolk, VA Water[1]	5.250	11/01/2013	55,105
330,000	Norfolk, VA Water[1]	5.375	11/01/2023	330,376
105,000	Norfolk, VA Water[1]	5.900	11/01/2025	102,395
50,000	Northampton County, VA GO1	5.300	07/15/2018	51,122
50,000	Northern VA Transportation District (Virginia Railway Express)[1]	5.150	07/01/2012	51,087
47 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$20,000	Northern VA Transportation District (Virginia Railway Express)[1]	5.400%	07/01/2017	$20,441
290,000	Norton, VA IDA (Norton Community Hospital)[1]	6.000	12/01/2022	294,907
1,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	953,733
75,000	Prince William County, VA IDA (Melrose Apartments)[1]	5.400	01/01/2029	75,176
85,000	Prince William County, VA IDA (Potomac Place Associates)[1]	6.250	12/20/2027	86,769
185,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.250	04/01/2019	185,048
15,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.625	04/01/2012	15,035
500,000	Reynolds Crossing, VA Community Devel. Authority (Reynolds Crossing)[1]	5.100	03/01/2021	438,185
45,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)[1]	5.550	01/01/2031	45,474
5,000	Richmond, VA Metropolitan Authority (Expressway)[1]	5.400	01/15/2013	5,069
20,000	Richmond, VA Redevel. & Hsg. Authority (Old Manchester)[1]	5.000	03/01/2015	20,215
25,000	Roanoke, VA IDA (Virginia Lutheran Homes)[1]	6.000	12/01/2032	23,515
80,000	Southampton County, VA IDA Medical Facilities Mtg.[1]	5.625	01/15/2022	81,521
1,145,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2028	1,132,783
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500	08/01/2038	984,910
40,000	Stafford County, VA COP[1]	5.000	11/01/2009	40,076
100,000	Stafford County, VA EDA Hospital Facilities (MediCorp Health System)[1]	5.250	06/15/2037	96,308
5,000	Suffolk County, VA IDA (Hotel & Conference Center)[1]	5.125	10/01/2035	5,535
725,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150	09/01/2024	664,289
400,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300	09/01/2031	358,212
430,000	Suffolk, VA Redevel. & Hsg. Authority (Hope Village Apartments)	5.600	02/01/2033	437,362
200,000	VA Celebrate South CDA Special Assessment[1]	6.250	03/01/2037	170,100
250,000	VA Gateway Community Devel. Authority[1]	6.375	03/01/2030	244,363
100,000	VA H2O Community Devel. Authority[1]	5.200	09/01/2037	72,159
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	5.600	11/01/2017	50,741
25,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.000	11/01/2011	25,286
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.200	05/01/2012	50,567
20,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.000	11/01/2014	20,286
80,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.000	11/01/2019	79,788
48 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$90,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.450%		05/01/2012	$91,900
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		05/01/2013	10,205
50,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		11/01/2013	51,071
15,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.750		11/01/2009	15,032
15,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.800		11/01/2009	15,176
100,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.800		05/01/2012	100,162
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.950		05/01/2009	10,019
30,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	30,349
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	10,019
225,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		11/01/2017	226,924
55,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.150		05/01/2011	55,691
25,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.200		05/01/2013	25,253
50,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		01/01/2019	50,606
220,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		09/01/2022	220,242
25,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.350		02/01/2011	25,750
325,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.450		11/01/2027	318,585
2,500,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.550		01/01/2027	2,491,100
150,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.625		10/01/2020	151,844
1,355,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.625		11/01/2038	1,309,879
45,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.650		02/01/2014	45,888
75,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.750		02/01/2017	76,373
65,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	6.000		08/01/2017	66,709
45,000	VA Hsg. Devel. Authority, Series B1	5.500		03/01/2021	45,377
40,000	VA Hsg. Devel. Authority, Series B1	5.600		05/01/2008	40,057
35,000	VA Hsg. Devel. Authority, Series B1	5.950		05/01/2016	35,811
105,000	VA Hsg. Devel. Authority, Series D1	5.125		06/01/2019	105,693
75,000	VA Hsg. Devel. Authority, Series D1	6.000		04/01/2024	76,148
50,000	VA Hsg. Devel. Authority, Series E1	5.700		05/01/2011	50,092
50,000	VA Hsg. Devel. Authority, Series H1	5.350		07/01/2031	50,055
40,000	VA Hsg. Devel. Authority, Series H1	5.625		11/01/2022	40,410
140,000	VA Hsg. Devel. Authority, Series J1	6.250		05/01/2015	141,116
105,000	VA Hsg. Devel. Authority, Series L1	5.950		11/01/2009	105,192
235,000	VA Multifamily Hsg. (The Broad Point/American International Group)	5.950	[2]	11/01/2033	236,690
30,000	VA New River Valley Regional Jail Authority[1]	5.125		10/01/2019	30,550
400,000	VA Peninsula Ports Authority (The Brinks Company)[1]	6.000		04/01/2033	386,212
85,000	VA Peninsula Ports Authority Health Care Facilities (Bon Secours Health Systems)[1]	5.250		08/15/2023	86,356
1,000,000	VA Port Authority[3]	5.000		07/01/2036	911,340
49 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$20,000	VA Port Authority[1]	5.000%		07/01/2027	$19,303
750,000	VA Port Authority P-Floats[4]	5.500	[2]	07/01/2036	750,000
20,000	VA Resources Authority Airports, Series B1	5.125		08/01/2027	19,602
45,000	VA Resources Authority Water & Sewer (South Hill)[1]	5.200		11/01/2017	45,992
250,000	VA Small Business Financing Authority (Wellmont Health System)	5.250		09/01/2037	223,910
22,000,000	VA Tobacco Settlement Authority	5.770	[5]	06/01/2047	1,253,780
13,000,000	VA Tobacco Settlement Authority	6.700	[5]	06/01/2047	808,080
150,000	VA Tobacco Settlement Authority (TASC)[1]	5.500		06/01/2026	164,763
25,000	Virginia Beach, VA Devel. Authority (Beth Sholom)[1]	5.200		04/01/2034	24,859
45,000	Virginia Beach, VA Devel. Authority (Our Lady of Perpetual Help Health Center)[1]	6.150		07/01/2027	44,500
100,000	Virginia Beach, VA Industrial Devel. Revenue (Holiday Inn)[1]	7.250		12/01/2012	100,061
500,000	Watkins Centre, VA Community Devel. Auth.[1]	5.400		03/01/2020	453,485
290,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[1]	6.250		03/01/2019	226,829
410,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[1]	6.375		03/01/2019	320,686
200,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300		03/01/2017	193,036
250,000	Winchester, VA IDA (Shenandoah University)[1]	5.250		10/01/2028	251,160
35,000	York County, VA IDA (Virginia Electric & Power Company)[1]	5.500		07/01/2009	35,255

					28,471,551
U.S. Possessions—36.1%
35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	35,214
200,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	167,164
25,800,000	Puerto Rico Children’s Trust Fund (TASC)	6.417	[5]	05/15/2050	1,290,000
125,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	119,280
300,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	290,397
40,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	38,573
2,000,000	Puerto Rico Electric Power Authority, Series UU4,6	3.868	[2]	07/01/2031	1,400,000
245,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	241,053
5,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	5,242
15,000	Puerto Rico Infrastructure	5.000		07/01/2041	13,564
115,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	114,784
325,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	315,731
905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	867,859
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	99,102
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	3.100	[2]	08/01/2057	3,550,000
250,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	233,017
50 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700%	07/01/2022	$255,540
120,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125	07/01/2022	119,592

				9,156,112

Total Investments, at Value (Cost $42,978,381)—148.2%				37,627,663

Liabilities in Excess of Other Assets—(48.2)				(12,245,648)

Net Assets—100.0%				$25,382,015

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

4.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2008 was $2,150,000, which represents 8.47% of the Fund’s net assets. See Note 5 of accompanying Notes.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority	ITEMECF	Industrial, Tourist, Educational, Medical
COP	Certificates of Participation		and Environmental Community
EDA	Economic Devel. Authority		Facilities
GO	General Obligation	P-Floats	Puttable Floats
HFC	Housing Finance Corp.	ROLs	Residual Option Longs
IDA	Industrial Devel. Agency	TASC	Tobacco Settlement Asset-Backed
IMEPCF	Industrial, Medical and Environmental		Bonds
	Pollution Control Facilities	V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
51 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	North Carolina	Virginia
	Municipal	Municipal
March 31, 2008	Fund	Fund

Assets

Investments, at cost	$72,884,919	$42,978,381

Investments, at value	$66,296,977	$37,627,663
Cash	145,493	174,789
Receivables and other assets:
Investments sold*	5,247,072	959,968
Interest	986,292	482,905
Shares of beneficial interest sold	422,948	82,924
Due from Manager	—	239
Other	1,485	1,128

Total assets	73,100,267	39,329,616

Liabilities

Payables and other liabilities:
Payable on borrowings (See Note 6)	7,700,000	7,500,000
Payable for short-term floating rate notes issued (See Note 1)	4,985,000	3,250,000
Investments purchased**	6,506,686	3,078,342
Dividends	48,801	25,896
Shares of beneficial interest redeemed	13,196	28,612
Interest expense on borrowings	17,995	20,047
Distribution and service plan fees	24,020	10,838
Shareholder communications	2,790	4,455
Trustees’ compensation	1,514	972
Transfer and shareholder servicing agent fees	1,122	711
Other	29,392	27,728

Total liabilities	19,330,516	13,947,601

Net Assets	$53,769,751	$25,382,015

Composition of Net Assets

Par value of shares of beneficial interest	$4,359	$2,489
Additional paid-in capital	61,924,441	30,997,486
Accumulated net investment income	206,467	431,754
Accumulated net realized loss on investments	(1,777,574)	(698,996)
Net unrealized depreciation on investments	(6,587,942)	(5,350,718)

Net Assets	$53,769,751	$25,382,015

*Investments sold on a when-issued or delayed delivery basis	$2,849,505	$—
**Investments purchased on a when-issued or delayed delivery basis	$6,091,175	$1,572,522
52 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	North Carolina	Virginia
	Municipal	Municipal
	Fund	Fund

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$43,726,132	$19,946,189
Shares of beneficial interest outstanding	3,544,540	1,954,887
Per share	$12.34	$10.20
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.96	$10.71

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$733,274	$445,635
Shares of benefical interest outstanding	59,451	43,727
Per share	$12.33	$10.19

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$9,310,345	$4,990,191
Shares of benefical interest outstanding	754,932	490,084
Per share	$12.33	$10.18
See accompanying Notes to Financial Statements.
53 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF OPERATIONS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	North Carolina	Virginia
	Municipal	Municipal
For the Year Ended March 31, 2008	Fund	Fund

Investment Income

Interest	$2,670,598	$1,748,704

Expenses

Management fees	229,261	116,750
Distribution and service plan fees:
Class A	55,768	26,609
Class B	3,526	3,729
Class C	74,255	31,271
Transfer and shareholder servicing agent fees:
Class A	4,308	4,693
Class B	415	344
Class C	4,891	1,965
Shareholder communications:
Class A	5,574	10,547
Class B	653	1,033
Class C	3,841	1,550
Interest expense on borrowings	304,445	334,710
Interest expense and fees on short-term floating rate notes issued (See Note 1)	200,417	188,560
Legal, auditing and other professional fees	41,555	40,820
Custodian fees and expenses	4,380	3,252
Trustees’ compensation	1,554	716
Other	30,516	29,974

Total expenses	965,359	796,523
Less reduction to custodian expenses	(725)	(1,672)
Less waivers and reimbursements of expenses	(372,232)	(410,161)

Net expenses	592,402	384,690

Net Investment Income	2,078,196	1,364,014

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,776,273)	(697,542)
Increase from payment by affiliate	—	194

Net realized loss	(1,776,273)	(697,348)
Net change in unrealized depreciation on investments	(6,635,309)	(5,540,676)

Net Decrease in Net Assets Resulting from Operations	$(6,333,386)	$(4,874,010)

See accompanying Notes to Financial Statements.
54 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Rochester North Carolina Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$2,078,196	$214,190
Net realized loss	(1,776,273)	(1,301)
Net change in unrealized appreciation (depreciation)	(6,635,309)	47,367

Net increase (decrease) in net assets resulting from operations	(6,333,386)	260,256

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(1,592,505)	(149,994)
Class B	(14,274)	(709)
Class C	(288,736)	(42,285)

	(1,895,515)	(192,988)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	39,627,728	10,717,031
Class B	745,953	61,014
Class C	5,456,372	5,221,286

	45,830,053	15,999,331

Net Assets

Total increase	37,601,152	16,066,599
Beginning of period	16,168,599	102,000 [2]

End of period (including accumulated net investment income of $206,467 and $23,786, respectively)	$53,769,751	$16,168,599

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 31, 2006.
See accompanying Notes to Financial Statements.
55 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS Continued
Oppenheimer Rochester Virginia Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$1,364,014	$334,588
Net realized loss	(697,348)	(1,454)
Net change in unrealized appreciation (depreciation)	(5,540,676)	189,958

Net increase (decrease) in net assets resulting from operations	(4,874,010)	523,092

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(883,093)	(222,574)
Class B	(15,868)	(957)
Class C	(135,428)	(9,222)

	(1,034,389)	(232,753)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	13,750,396	10,634,898
Class B	407,271	148,549
Class C	4,696,964	1,259,997

	18,854,631	12,043,444

Net Assets

Total increase	12,946,232	12,333,783
Beginning of period	12,435,783	102,000 [2]

End of period (including accumulated net investment income of $431,754 and $102,129, respectively)	$25,382,015	$12,435,783

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 10, 2006.
See accompanying Notes to Financial Statements.
56 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester North Carolina Municipal Fund

Year
Ended
March 31,
2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(6,333,386)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(58,353,179)
Proceeds from disposition of investment securities	19,231,433
Short-term investment securities, net	(13,235,758)
Premium amortization	167,555
Discount accretion	(133,564)
Net realized loss on investments	1,776,273
Net change in unrealized depreciation on investments	6,635,309
Increase in interest receivable	(710,532)
Increase in receivable for securities sold	(5,247,072)
Increase in other assets	(342)
Increase in payable for securities purchased	5,930,652
Increase in payable for accrued expenses	26,948

Net cash used in operating activities	(50,245,663)

Cash Flows from Financing Activities

Proceeds from bank borrowings	60,600,000
Payments on bank borrowings	(56,400,000)
Proceeds from short-term floating rate notes issued	2,185,000
Proceeds from shares sold	54,301,531
Payment on shares redeemed	(9,291,127)
Cash distributions paid	(1,328,251)

Net cash provided by financing activities	50,067,153

Net decrease in cash	(178,510)
Cash, beginning balance	324,003

Cash, ending balance	$145,493

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $526,152.
Cash paid for interest on bank borrowings—$297,156.
Cash paid for interest on short-term floating rate notes issued—$200,417.
57 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester Virginia Municipal Fund

Year
Ended
March 31,
2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(4,874,010)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(29,554,422)
Proceeds from disposition of investment securities	10,643,180
Short-term investment securities, net	(7,195,043)
Premium amortization	131,597
Discount accretion	(260,816)
Net realized loss on investments	697,348
Net change in unrealized depreciation on investments	5,540,676
Increase in interest receivable	(263,949)
Increase in receivable for securities sold	(291,868)
Increase in other assets	(259)
Increase in payable for securities purchased	2,985,362
Increase in payable for accrued expenses	17,006

Net cash used in operating activities	(22,425,198)

Cash Flows from Financing Activities

Proceeds from bank borrowings	33,800,000
Payments on bank borrowings	(30,200,000)
Proceeds from short-term floating rate notes issued	750,000
Proceeds from shares sold	24,339,334
Payment on shares redeemed	(5,707,628)
Cash distributions paid	(695,850)

Net cash provided by financing activities	22,285,856

Net decrease in cash	(139,342)
Cash, beginning balance	314,131

Cash, ending balance	$174,789

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $318,900.
Cash paid for interest on bank borrowings—$329,381.
Cash paid for interest on short-term floating rate notes issued—$188,560.
58 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS
Oppenheimer Rochester North Carolina Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.64	$14.40
Income (loss) from investment operations:
Net investment income[2]	.70	.31
Net realized and unrealized gain (loss)	(2.36)	.19

Total from investment operations	(1.66)	.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.26)

Net asset value, end of period	$12.34	$14.64

Total Return, at Net Asset Value[3]	(11.70)%	3.48%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$43,726	$10,883
Average net assets (in thousands)	$33,933	$7,927
Ratios to average net assets:[4]
Net investment income	5.12%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	1.64%	2.09%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%

Total expenses	2.12%	2.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.28%	0.95%
Portfolio turnover rate	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
59 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester North Carolina Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.59	.25
Net realized and unrealized gain (loss)	(2.37)	.20

Total from investment operations	(1.78)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.21)

Net asset value, end of period	$12.33	$14.64

Total Return, at Net Asset Value[3]	(12.43)%	3.14%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$733	$62

Average net assets (in thousands)	$354	$47

Ratios to average net assets:[4]
Net investment income	4.40%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued	2.69%	10.13%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%

Total expenses	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	1.70%

Portfolio turnover rate	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
60 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester North Carolina Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.63	$14.40

Income (loss) from investment operations:
Net investment income[2]	.60	.25
Net realized and unrealized gain (loss)	(2.37)	.19

Total from investment operations	(1.77)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.21)

Net asset value, end of period	$12.33	$14.63

Total Return, at Net Asset Value[3]	(12.37)%	3.02%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$9,311	$5,224

Average net assets (in thousands)	$7,422	$2,670

Ratios to average net assets:[4]
Net investment income	4.39%	3.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.69%	2.95%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%

Total expenses	3.17%	3.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	1.70%

Portfolio turnover rate	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
61 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Virginia Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.21	$12.60

Income (loss) from investment operations:
Net investment income[2]	.78	.54
Net realized and unrealized gain (loss)	(3.20)	.44

Total from investment operations	(2.42)	.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.37)

Net asset value, end of period	$10.20	$13.21

Total Return, at Net Asset Value[3]	(18.85)%	7.81%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$19,946	$11,023

Average net assets (in thousands)	$17,701	$7,721

Ratios to average net assets:[4]
Net investment income	6.54%	5.89%
Expenses excluding interest and fees on short-term floating rate notes issued	2.73%	3.11%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%

Total expenses	3.62%	3.43%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.69%	1.12%

Portfolio turnover rate	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
62 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Virginia Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.20	$12.60

Income (loss) from investment operations:
Net investment income[2]	.68	.43
Net realized and unrealized gain (loss)	(3.19)	.47

Total from investment operations	(2.51)	.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.30)

Net asset value, end of period	$10.19	$13.20

Total Return, at Net Asset Value[3]	(19.48)%	7.13%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$446	$150

Average net assets (in thousands)	$373	$40

Ratios to average net assets:[4]
Net investment income	5.81%	4.66%
Expenses excluding interest and fees on short-term floating rate notes issued	3.84%	8.07%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%

Total expenses	4.73%	8.39%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.44%	1.87%

Portfolio turnover rate	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction withinverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
63 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Virginia Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.19	$12.60
Income (loss) from investment operations:
Net investment income[2]	.68	.43
Net realized and unrealized gain (loss)	(3.19)	.44

Total from investment operations	(2.51)	.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.28)

Net asset value, end of period	$10.18	$13.19

Total Return, at Net Asset Value[3]	(19.50)%	6.95%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$4,990	$1,263
Average net assets (in thousands)	$3,147	$400
Ratios to average net assets:[4]
Net investment income	5.84%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	3.51%	4.38%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%

Total expenses	4.40%	4.70%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.44%	1.87%
Portfolio turnover rate	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
64 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester North Carolina Municipal Fund (“North Carolina Fund”) and Oppenheimer Rochester Virginia Municipal Fund (“Virginia Fund’), collectively (the “Funds”) are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of each of the Funds is to seek a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Funds offer Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Funds in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently
65 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Funds on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Funds’ net asset value to the extent the Funds execute such transactions while remaining substantially fully invested. When the Funds engage in when-issued or delayed delivery transactions, they rely on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Funds to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Funds maintain internally designated assets with a market value equal to or greater than the amount of their purchase commitments. The Funds may also sell securities that they purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2008, the Funds had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis:

	When-Issued or Delayed Delivery
	Basis Transactions

North Carolina Fund	Purchased securities	$6,091,175
North Carolina Fund	Sold securities	2,849,505
Virginia Fund	Purchased securities	1,572,522
Inverse Floating Rate Securities. The Funds invest in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Funds may invest up to 20% of their total assets (which includes the effects of leverage) in inverse floaters. As of March 31, 2008, inverse floaters, including the effects of leverage, were held by the following Funds.

	Inverse Floaters Includes
	the Effects of Leverage	% of Total Assets

North Carolina Fund	$3,498,031	4.79%
Virginia Fund	2,458,505	6.25
66 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Certain inverse floating rate securities are created when the Funds purchase and subsequently transfer a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Funds. The terms of these inverse floating rate securities grant the Funds the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Funds’ repurchase of the underlying municipal bond. Following such a request, the Funds pay the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchange the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Funds include the municipal bond position on their Statement of Investments (but do not separately include the inverse floating rate securities received). The Funds also include the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on their Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Funds’ Statement of Operations. At March 31, 2008, the value of municipal bond holdings are shown on the Funds’ Statement of Investments and are held by such Trusts and serve as collateral for short-term floating rate notes issued and outstanding at that date are as follows:

	Value of Municipal	Short-term Floating
	Bond Holdings	Rate Notes Issued

North Carolina Fund	$5,040,002	$4,985,000
Virginia Fund	4,461,340	3,250,000
At March 31, 2008, the following Funds’ residual exposure to these types of inverse floating rate securities was as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

North Carolina Fund
$1,145,000	Puerto Rico Electric Power Authority ROLs[3]	0.00%[4]	7/1/31	$(54,994)
1,070,000	Puerto Rico Highway & Transportation Authority ROLs[3]	4.87	7/1/45	109,996

				$55,002

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 45 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	The underlying bond was purchased on a when-issued or delayed delivery basis. Therefore, the interest rate will be determined upon settlement.
67 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

Virginia Fund
$2,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.61%	8/1/57	$1,050,000
250,000	VA Port Authority ROLs	2.86	7/1/36	161,340

				$1,211,340

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 51 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Funds enter into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Funds. These agreements commit the Funds to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Funds would not be required to make such a reimbursement. The Manager monitors the Funds’ potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Funds’ investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2008, in addition to the exposure detailed in the preceding table, the Funds’ maximum exposure under such agreements are estimated as follows:

Approximate Maximum Exposure

North Carolina Fund	$ 4,985,000
Virginia Fund	2,500,000
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and
68 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

				Net Unrealized
				Depreciation
				Based on
				Cost of Securities
				and Other
	Undistributed Net			Investments for
	Investment	Undistributed	Accumulated Loss	Federal Income
	Income	Long-Term Gain	Carryforward[1,2,3,4]	Tax Purposes

North Carolina Fund	$236,880	$—	$1,017,413	$7,348,103
Virginia Fund	460,191	—	698,146	5,351,568

1.	As of March 31, 2008, the Funds had net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions as shown in the following table:

Net Capital Loss Carryforwards

North Carolina Fund	$ 186,537
Virginia Fund	241,618
As of March 31, 2008, details of the capital loss carryforwards were as follows:

North Carolina Fund		Virginia Fund
Expiring		Expiring

2015	$—	2015	$19
2016	186,537	2016	241,599

Total	$186,537		$241,618

2.	As of March 31, 2008, the Funds had post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017. As of March 31, 2008, the post-October losses were as follows:

Post-October Losses

North Carolina Fund	$ 830,876
Virginia Fund	456,528

3.	During the fiscal year ended March 31, 2008, the Funds did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2007, the Funds did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
Accordingly, the following amounts have been reclassified for March 31, 2008. Net assets of Virginia Fund were unaffected by the reclassifications.

	Increase to	Increase to Accumulated
	Paid-in Capital	Realized Loss on Investment

Virginia Fund	$194	$ 194
69 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the year ended March 31, 2008 and for the period ended March 31, 2007 was as follows:

	Year Ended	Period Ended
North Carolina Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-interest dividends	$1,892,984	$192,702
Ordinary Income	2,531	286

Total	$1,895,515	$192,988

	Year Ended	Period Ended
Virginia Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-interest dividends	$1,033,237	$232,580
Ordinary Income	1,152	173

Total	$1,034,389	$232,753

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	Federal	Gross	Gross
	Tax Cost	Unrealized	Unrealized	Net Unrealized
	of Securities	Appreciation	Depreciation	Depreciation

North Carolina Fund	$68,645,662	$206,049	$7,554,152	$7,348,103
Virginia Fund	39,731,754	30,535	5,382,103	5,351,568
Trustees’ Compensation. The Funds have adopted an unfunded retirement plan (the “Plan”) for the Funds’ independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Funds’ projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

	Projected Benefit	Payments Made	Accumulated
	Obligations Increased	to Retired Trustees	Liability

North Carolina Fund	$ 1,031	$ 167	$ 1,153
Virginia Fund	422	128	710
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation
70 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

they are entitled to receive from the Funds. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Funds or in other Oppenheimer funds selected by the Trustee. The Funds purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Funds’ asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Funds on any cash overdrafts of their custodian accounts during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Funds, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Funds during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and
71 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Funds have authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the Funds were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
North Carolina Fund	Shares	Amount	Shares	Amount

Class A
Sold	3,222,345	$45,313,153	737,964	$10,740,097
Dividends and/or distributions reinvested	27,276	369,410	3,903	57,119
Redeemed	(448,419)	(6,054,835)	(5,473)	(80,185)

Net increase	2,801,202	$39,627,728	736,394	$10,717,031

Class B
Sold	58,582	$790,188	6,300	$92,241
Dividends and/or distributions reinvested	573	7,669	8	114
Redeemed	(3,940)	(51,904)	(2,141)	(31,341)

Net increase	55,215	$745,953	4,167	$61,014

Class C
Sold	617,958	$8,454,877	358,919	$5,249,530
Dividends and/or distributions reinvested	10,867	149,073	1,766	25,829
Redeemed	(230,944)	(3,147,578)	(3,703)	(54,073)

Net increase	397,881	$5,456,372	356,982	$5,221,286

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 6,944.444 shares of Class A at a value of $100,000 and 69.444 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Virginia Fund	Shares	Amount	Shares	Amount

Class A
Sold	1,487,049	$17,942,983	860,844	$11,089,523
Dividends and/or distributions reinvested	19,890	230,146	2,261	29,847
Redeemed	(386,435)	(4,422,733)	(36,659)	(484,472)

Net increase	1,120,504	$13,750,396	826,446	$10,634,898

Class B
Sold	34,034	$425,891	11,184	$147,680
Dividends and/or distributions reinvested	691	8,063	66	869
Redeemed	(2,327)	(26,683)	—	—

Net increase	32,398	$407,271	11,250	$148,549

72 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Virginia Fund	Shares	Amount	Shares	Amount

Class C
Sold	495,880	$5,903,097	99,596	$1,311,273
Dividends and/or distributions reinvested	6,989	80,691	375	4,940
Redeemed	(108,561)	(1,286,824)	(4,274)	(56,216)

Net increase	394,308	$4,696,964	95,697	$1,259,997

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. The Fund sold 7,936.508 shares of Class A at a value of $100,000 and 79.365 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2008, were as follows:

	Investment Securities
	Purchases	Sales

North Carolina Fund	$58,353,179	$19,231,433
Virginia Fund	29,554,422	10,643,180
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with each of the Funds which provides for a fee at an average annual rate of average net assets as shown in the table below.

Fee Schedule for the Funds

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Funds. The Funds each pay OFS a per account fee. For the year ended March 31, 2008, the Funds paid the following to OFS for services to the Funds.

North Carolina Fund	$8,819
Virginia Fund	6,482
Initial Offering and Organizational Costs. The Manager assumed all initial offering and organizational costs associated with the registration and seeding of the Funds.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Funds, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ classes of shares.
Service Plan for Class A Shares. The Funds have adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Funds reimburse the Distributor for a portion of its costs incurred for services
73 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Funds under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Funds have adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Funds or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Funds of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the plan at March 31, 2008 for Class B and Class C shares were as follows:

	Class B	Class C

North Carolina Fund	$11,912	$101,480
Virginia Fund	15,478	42,847
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of each Funds shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the year ended March 31, 2008.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
	Distributor	Distributor	Distributor	Distributor

North Carolina Fund	$37,591	$139	$6	$2,836
Virginia Fund	29,627	—	6	3,626
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding
74 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

expenses attributable to the Funds’ investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2008, the Manager reimbursed the Funds as detailed in the following table.

	Class A	Class B	Class C

North Carolina Fund	$283,930	$4,026	$84,276
Virginia Fund	340,318	8,502	61,341
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended March 31, 2008, the Manager voluntarily reimbursed the Funds for certain transactions. The payment increased the Funds’ total return by less than 0.01%.

Virginia Fund	$194
5. Illiquid Securities
As of March 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Funds will not invest more than 15% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of their total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Funds. The use of leverage will subject the Funds to greater costs than funds that do not borrow for leverage, and may also make the Funds’ share prices more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Funds’ yields. Expenses incurred by the Funds with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Funds have entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables them to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1,250,000,000, collectively. To secure the loan, the Funds pledge investment securities in accordance with the terms of the Agreement.
75 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued
Interest is charged to the Funds, based on their borrowings, at current commercial paper issuance rates (3.1697% as of March 31, 2008). The Funds pay additional fees annually to their lender on their outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Funds have the right to prepay such loans and terminate their participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2008, the Funds had borrowings outstanding at an interest rate of 3.1697%. Details of the borrowings for the year ended March 31, 2008 are listed in the following table.

	North Carolina Fund	Virginia Fund

Average Daily
Loan Balance	$5,962,022	$6,533,333
Average Daily
Interest Rate	5.025%	5.024%
Fees Paid	$18,936	$20,141
Interest Paid	$297,156	$329,381
7. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
76 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester North Carolina Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
77   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Virginia Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Virginia Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Virginia Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
78   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Funds during calendar year 2007. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.
None of the dividends paid by the Funds during the fiscal year ended March 31, 2008 are eligible for the corporate dividend-received deduction. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable. The percentages of dividends that were derived from interest on municipal bonds and are not subject to federal income taxes are as follows:

North Carolina Fund	99.87%
Virginia Fund	99.89
The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
79   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
80   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
81   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Galli, Trustee (since 2006) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 2006) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (pri- vately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Director of C-TASC (a privately-held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
82   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Trustee (since 2006) Age: 58	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zack, Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald H. Fielding, Vice President and Senior Portfolio Manager (since 2006) Age: 59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 44	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
83   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 35	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 57	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2006) Age: 37	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2006) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 59	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
84   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Continued	December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2006) Age: 40	Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 103 portfolios in the OppenheimerFunds complex.

Phillip S. Gillespie, Assistant Secretary (since 2006) Age: 44	Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice President (2000-September 2004), Director (2000- September 2004) and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2006) Age: 42	Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request.
85   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Item 2.   Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2008 and $25,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,342 in fiscal 2008 and $3,000 in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and $150,954 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: agreed upon procedures, internal control reviews, consents for registration statements and professional services relating to FAS 123R review.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $ no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $257,578 in fiscal 2008 and $153,954 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.     Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.   Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	05/14/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	05/14/2008

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	05/14/2008